Dear Shareholders:
--------------------------------------------------------------------------------
    Lexington Money Market Trust, like other money market mutual funds, generated an excellent real rate of return for its shareholders during 1995. The Trust's 5%* yield far exceeded the 2.6% increase in prices, as measured by the C.P.I. (twelve month rate of gain through November). Investors should expect, however, that the nominal yield and real rate of return provided by money market funds will decline this year.

    The Federal Reserve controls short-term interest rates by managing the level of bank reserves and determining the interest rate which banks charge each other for overnight loans. In July, the Fed lowered this borrowing rate from 6% to 5.75% . They foresaw a slowing economy with little inflation and reasoned that a cut in interest rates would give the economy a lift. The same factors encouraged another cut in the Federal Funds rate to 5.5% in December. We look for more of the same in the months ahead and rates are likely to fall to 5% by mid-year. If we assume that inflation rises at a 3% annual rate over the next few quarters, that decline would bring the spread between the targeted Federal Funds rate and the rate of inflation into line with its average over the last forty years. We think the risk in this forecast is for lower, not higher, short-term interest rates.

    Unfortunately, there is little we can do to forestall the impact of lower money market rates on the Trust's yield.

    The high probability of lower short-term interest rates is fully reflected in the marketplace. Normally, investors are paid to accept the risk associated with holding securities with longer maturities. That is not the case today. For example, six-month and one-year U.S. Treasury bills currently yield 30 basis points less than overnight loans backed by U.S. Treasury securities. In fact, investors would need to buy U.S. Treasury notes with maturities in excess of five years to earn a yield in excess of the Federal Funds rate. The return of the Lexington Money Market Trust is likely to fall to 4% or less by mid-year.

    We do not anticipate changing our investments to stretch for extra income. Traditionally, we've kept the holdings of Lexington Money Market Trust simple. The portfolio consists of high grade commercial paper supplemented with U.S. Treasury and Agency securities and some floating-rate bonds which can be redeemed at par upon seven days notice. The average maturity of the Trust rarely tops 60 days. Liquidity and price stability are the primary goals of the Trust.

    We thank our shareholders for their continued loyalty and support. If we can be of further assistance in helping you meet your investment goals, please feel free to call us.

                         Sincerely,




Denis P. Jamison                    Robert M. DeMichele
Portfolio Manager                   President
January, 1996                       January, 1996




*The average annual yield for the seven day period ended December 31, 1995 was 4.79%. Shares of the Fund are not insured or guaranteed by the U.S. Government and there can be no assurance that the Fund will be able to maintain a stable net asset value of $1.00 per share.

Lexington Money Market Trust
Statement of Net Assets
(Including the Portfolio of Investments)
December 31, 1995

                                                                                            Yield to
                                                                                            Maturity
 Principal                                                                     Maturity    on Date of          Value
   Amount                             Security                                   Date       Purchase          (Note 1)
-----------------------------------------------------------------------------------------------------------------------

                  COMMERCIAL PAPER: 90.0%
$4,000,000        Atlantic Richfield Company ................................  01/24/96       5.70%        $ 3,985,740
 4,000,000        Avnet, Inc. ...............................................  01/23/96       5.75           3,986,189
 4,000,000        Bellsouth Telecommunications, Inc. ........................  02/08/96       5.77           3,976,144
 4,000,000        Cargill, Inc. .............................................  02/06/96       5.79           3,977,480
 4,000,000        Columbia University .......................................  01/12/96       5.83           3,993,033
 4,100,000        Deutsche Bank Financial, Inc. .............................  01/22/96       5.85           4,086,368
 4,000,000        Echlin, Inc. ..............................................  01/29/96       5.86           3,982,235
 4,000,000        Ford Motor Credit Corporation .............................  01/18/96       5.91           3,989,044
 4,100,000        General Electric Capital Corporation ......................  01/02/96       5.99           4,099,328
 2,000,000        Hercules, Inc. ............................................  02/16/96       5.83           1,985,535
 4,500,000        Indianapolis Power & Light Company ........................  01/30/96       5.84           4,479,338
 4,000,000        Interstate Power Company ..................................  01/26/96       5.88           3,984,028
 4,000,000        J.C. Penney Funding, Inc. .................................  01/31/96       5.82           3,981,067
 4,000,000        Metlife Funding, Inc. .....................................  01/19/96       5.80           3,988,680
 3,900,000        Midamerican Energy Company ................................  03/22/96       5.62           3,852,000
 3,000,000        National Rural Utility Cooperative Finance Corporation ....  03/15/96       5.72           2,965,775
 3,000,000        Prudential Funding Corporation ............................  01/05/96       6.01           2,998,027
 3,700,000        South Carolina Electric and Gas Company ...................  02/05/96       5.70           3,679,928
 4,000,000        USAA Capital Corporation ..................................  02/14/96       5.74           3,972,622
 4,000,000        Vereinsbank Financial, Inc. ...............................  01/23/96       5.84           3,986,067
 4,000,000        Winn-Dixie Stores, Inc. ...................................  02/08/96       5.82           3,976,018
                                                                                                           -----------
                  TOTAL COMMERCIAL PAPER (cost $79,924,646) .................                               79,924,646
                                                                                                           -----------

                  ADJUSTABLE RATE NOTE: 4.5%
 4,000,000        Community Health System, Inc. Series A
                    First Union National Bank* (cost $4,000,000) ............  10/01/03       6.15           4,000,000
                                                                                                           -----------


                  U.S. GOVERNMENT OBLIGATION: 0.7%
   600,000        Treasury Bills (cost $589,223) ............................  05/02/96       5.54             589,223
                                                                                                           -----------


Lexington Money Market Trust
Statement of Net Assets
(Including the Portfolio of Investments)
December 31, 1995 (continued)

                                                                                            Yield to
                                                                                            Maturity
 Principal                                                                     Maturity    on Date of          Value
   Amount                             Security                                   Date       Purchase          (Note 1)
-----------------------------------------------------------------------------------------------------------------------

                  OTHER U.S. GOVERNMENT OBLIGATIONS: 4.9%

$1,800,000        Federal Home Loan Bank ....................................  02/13/96       5.72%        $ 1,788,068
 2,600,000        Federal Home Loan Mortgage Corporation ....................  02/05/96       5.73           2,585,895
                                                                                                           -----------

                  TOTAL OTHER U.S. GOVERNMENT OBLIGATIONS
                    (cost $4,373,963) .......................................                                4,373,963
                                                                                                           -----------

                  TOTAL INVESTMENTS: 100.1% (cost $88,887,832+)                                             88,887,832
                  Liabilities in excess of other assets: (0.1%) .............                                 (101,874)
                                                                                                           -----------

                  TOTAL NET ASSETS: 100.0% (equivalent to
                    $1.00 per share on 88,785,958 shares outstanding) .......                              $88,785,958
                                                                                                           ===========


            *Seven day demand Floating Rate Note.
            +Aggregate cost for Federal income tax purposes is identical.


   The Notes to Financial Statements are an integral part of this statement.

Lexington Money Market Trust
Statement of Assets and Liabilities
December 31, 1995


Assets
Investments, at value (cost $88,887,832) (Note 1) ............................    $ 88,887,832
Cash (Note 4) ................................................................         204,111
Receivable for shares sold ...................................................         392,113
Interest receivable ..........................................................          47,791
                                                                                  ------------
        Total Assets .........................................................      89,531,847
                                                                                  ------------
Liabilities
Due to Lexington Management Corporation (Note 2) .............................          52,483
Payable for shares redeemed ..................................................         599,920
Accrued expenses .............................................................          93,486
                                                                                  ------------
        Total Liabilities ....................................................         745,889
                                                                                  ------------

Net Assets (equivalent to $1.00 per share on 88,785,958 shares outstanding)
  (Note 3) ...................................................................    $ 88,785,958
                                                                                  ============
Net Assets consist of:
Shares of beneficial interest-$.10 par value .................................    $  8,878,596
Additional paid-in capital ...................................................      79,907,362
                                                                                  ------------
        Net Assets ...........................................................    $ 88,785,958
                                                                                  ============



Lexington Money Market Trust
Statement of Operations
Year ended December 31, 1995

Investment Income
Interest income ....................................................              $  5,641,637

Expenses
    Investment advisory fee (Note 2) ...............................  $473,889
    Accounting and shareholder services expense (Note 2) ...........   162,060
    Custodian and transfer agent expenses ..........................   160,235
    Printing and mailing ...........................................    84,420
    Directors' fees and expenses ...................................    11,270
    Audit and Legal ................................................    27,117
    Registration fees ..............................................    32,330
    Computer processing fees .......................................    18,930
    Other expenses .................................................    51,760
                                                                     ---------
        Total expenses ............................................. 1,022,011
        Less: expenses recovered under contract with
          investment adviser (Note 2) ..............................    73,268         948,743
                                                                     ---------    ------------
        Net investment income ......................................                 4,692,894
                                                                                  ------------

Increase in Net Assets Resulting from Operations ...................              $  4,692,894
                                                                                  ============


   The Notes to Financial Statements are an integral part of these statements.

Lexington Money Market Trust
Statements of Changes in Net Assets
Years ended December 31, 1995 and 1994


                                                                            1995              1994
                                                                            ----              ----

Net investment income ................................................  $  4,692,894    $  3,344,928
Dividends to shareholders from net investment income .................    (4,692,894)     (3,344,928)
Increase (decrease) in net assets from share transactions (Note 3) ...   (23,018,771)     17,086,315
                                                                        ------------    ------------
Net increase (decrease) in net assets ................................   (23,018,771)     17,086,315

Net Assets
    Beginning of period ..............................................   111,804,729      94,718,414
                                                                        ------------    ------------
    End of period ....................................................  $ 88,785,958    $111,804,729
                                                                        ============    ============


The Notes to Financial Statements are an integral part of these statements.



Lexington Money Market Trust
Notes to Financial Statements
December 31, 1995 and 1994

1.  Significant Accounting Policies

Lexington Money Market Trust (the "Trust") is an open end diversified management investment company registered under the Investment Company Act of 1940, as amended. The Trust's investment objective is to seek a high level of current income from short-term investments as is consistent with the preservation of capital and liquidity. The following is a summary of significant accounting policies followed by the Trust in the preparation of its financial statements:

    Securities Security transactions are accounted for on a trade date basis. Investments are valued at amortized cost, which approximates market value. Under this valuation method, a portfolio instrument is valued at cost and any discount or premium is amortized on a constant basis to the maturity of the instrument. Interest income is accrued as earned.

    Federal Income Taxes It is the Trust's intention to comply with the requirements of the Internal Revenue Code applicable to "regulated investment companies" and to distribute all of its taxable income to its shareholders. Therefore, no provision for Federal income taxes has been made.

    Dividends Dividends are declared daily from net investment income and net realized gain (loss) on investments.

2.  Investment  Advisory  Fees and Other Transactions  with  Affiliate

The Trust pays an investment  advisory fee to Lexington  Management  Corporation
(LMC) at the annual rate of 0.50% of that portion of the Trust's average daily net assets up to $500 million and .45% of its average daily net assets in excess of $500 million. LMC is required to reimburse the Trust for any expenses, including the investment adviser's fee but excluding interest and taxes, in excess of 1% of the Trust's average daily net assets. Reimbursement for the year ended December 31, 1995 amounted to $73,268 and is set forth in the statement of operations.

The Trust also reimburses LMC for certain expenses, including accounting and shareholder servicing costs, which are incurred by the Trust but paid by LMC.

Lexington Money Market Trust
Notes to Financial Statements
December 31, 1995 and 1994 (continued)

3.  Shares of Beneficial Interest
Transactions (at $1.00 per share) in shares were as follows:

                                                 Year ended          Year ended
                                                 December 31,       December 31,
                                                     1995               1994
                                                  -----------       -----------
        Shares sold ...........................   171,612,305       205,550,508
        Shares issued to shareholders
          on reinvestment of dividends ........     4,309,282         3,096,009
                                                  -----------       -----------
                                                  175,921,587       208,646,517
        Shares redeemed .......................  (198,940,358)     (191,560,202)
                                                  -----------       -----------
        Net increase (decrease) ...............   (23,018,771)       17,086,315
                                                  ===========       ===========

4.  Cash
In order to facilitate the clearing process for redemptions by check, the Trust maintains a compensating balance with its transfer agent. At December 31, 1995, this compensating balance amounted to $112,000 and is included in cash in the statement of assets and liabilities.

                             ----------------------

Lexington Money Market Trust
Financial Highlights

Selected per share data for a share outstanding throughout the period:


                                                                Year ended December 31,
                                             ------------------------------------------------------------
                                                1995         1994         1993         1992        1991
                                              -------      -------      -------      -------      -------

Net asset value, beginning of period ........   $1.00        $1.00        $1.00        $1.00        $1.00
Income from investment operations:
  Net investment income .....................  0.0495       0.0330       0.0230       0.0299       0.0532
Less distributions:
  Dividends from net investment income ...... (0.0495)     (0.0330)     (0.0230)     (0.0299)     (0.0532)
                                              -------      -------      -------      -------      -------
Net asset value, end of period ..............   $1.00        $1.00        $1.00        $1.00        $1.00
                                              =======      =======      =======      =======      =======
Total return ................................   5.06%        3.35%        2.32%        3.03%        5.45%

Ratio to average net assets:
    Expenses, before reimbursement ..........   1.08%        1.02%        1.00%        1.03%        1.02%
    Expenses, net of reimbursement ..........   1.00%        1.00%        1.00%        1.00%        1.00%
    Net investment income,
      before reimbursement ..................   4.87%        3.30%        2.30%        2.99%        5.35%
    Net investment income,
      including reimbursement ...............   4.95%        3.32%        2.30%        3.02%        5.37%
Net assets, end of period (000's omitted) ... $88,786     $111,805      $94,718     $111,453     $143,137


Independent Auditors' Report

The Board of Trustees and Shareholders
Lexington Money Market Trust:

    We have audited the accompanying statements of net assets (including the portfolio of investments) and assets and liabilities of Lexington Money Market Trust as of December 31, 1995, the related statement of operations for the year then ended, the statements of changes in net assets for each of the years in the two-year period then ended, and the financial highlights for each of the years in the five-year period then ended. These financial statements and financial highlights are the responsibility of the Trust's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

    We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of December 31, 1995 by correspondence with the custodian and brokers. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

    In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Lexington Money Market Trust as of December 31, 1995, the results of its operations for the year then ended, the changes in its net assets for each of the years in the two-year period then ended, and the financial highlights for each of the years in the five-year period then ended, in conformity with generally accepted accounting principles.

                                                           KPMG Peat Marwick LLP

New York, New York
February 5, 1996

Left Col.

Lexington
Money Market Trust


Investment Adviser
--------------------------------------------------------------------------------
LEXINGTON MANAGEMENT CORPORATION
P.O. Box 1515
Park 80 West Plaza Two
Saddle Brook, New Jersey 07663


Distributor
--------------------------------------------------------------------------------
LEXINGTON FUNDS DISTRIBUTOR, INC.
P.O. Box 1515
Park 80 West Plaza Two
Saddle Brook, New Jersey 07663




        --------------------------------------------------
            All shareholder requests for services of any kind should be sent to:

            Transfer Agent
        --------------------------------------------------
            STATE STREET BANK AND
            TRUST COMPANY
            c/o National Financial Data Services
            1004 Baltimore
            Kansas City, Missouri 64105

            Or call toll free:
            Service and Sales: 1-800-526-0056
            24 Hour Account Information:
            1-800-526-0052
        --------------------------------------------------



--------------------------------------------------------------------------------
(800) 526-0052

                                    "LEXLINE"
                   24 hour toll-free telephone access to your
                             Lexington Fund account
                  Price/Yield * Account Balances * Exchanges *
             Last Transactions * Total Return * Duplicate Statements
--------------------------------------------------------------------------------


This report has been prepared for the information of the shareholders of Lexington Money Market Trust and is authorized for distribution to the public only if it is accompanied or preceded by a currently effective prospectus which sets forth expenses and other material information.





Right Col.


                                    LEXINGTON










                                    LEXINGTON

                                      MONEY
                                     MARKET
                                      TRUST

                                  (filled box)

                          Seeks a high level of current
                       income consistent with preservation
                        of capital and liquidity through
                         investments in interest bearing
                             short term money market
                                  instruments.

                                  (filled box)

                                  ANNUAL REPORT
                                DECEMBER 31, 1995
                               The Lexington Group
                                   of No Load
                              Investment Companies